EXHIBIT 32.1

AMERICATOWNE INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AMERICATOWNE INC. (the Registrant) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Alton Perkins, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Alton Perkins and will be retained by AMERICATOWNE INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 28, 2015

By: /s/ Alton Perkins
Alton Perkins
Chief Executive Officer
(Principal Executive Officer)